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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 26, 2002
                                                          --------------

                             Sense Technologies Inc.
                             -----------------------
             (Exact name of registrant as specified in its charter)

        B.C. Canada                     82-2978                  90010141
        -----------                     -------                  --------
(State or other Jurisdiction     (Commission File No.)       (I.R.S. Employer
     of incorporation)                                      Identification No.)


 14441 DuPont Court, Suite 103, Omaha, NE                          68144
 ----------------------------------------                          -----
 (Address of Principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (402) 697-3900
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)





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Item 1.       Changes in Control of the Registrant.

              Not Applicable


Item 2.       Acquisition or Disposition of Assets.

              Not Applicable.


Item 3.       Bankruptcy or Receivership.

              Not Applicable.


Item 4.       Changes in Registrant's Certifying Accountant.

              Not Applicable.


Item 5.       Other Events.

              Not Applicable.


Item 6.       Resignation of Registrant's Directors.

     On March 26, 2002, Sense Technologies Inc. (the "Company") received a letter of resignation from Mr. J.R. Hendrick, III, in which, he resigned from the Board of Directors. Mr. Hendrick agreed to continue with the Company as the chairman of the Company's newly formed Strategic Advisory Board, which will consist of senior executives from the industries and professions most relevant to the Company's business. Mr. Hendrick stated that he resigned from the Company's Board of Directors due to time constraints. Mr. Hendrick's resignation became effective immediately. A copy of Mr. Hendrick's resignation is filed as
Exhibit 17.1 to this Form 8-K.

Item 7.       Financial Statements, Pro Forma Financial Information and
              Exhibits.

              a.  Financial Statements

                  Not Applicable

              b.  Pro Forma Financial Information

                  Not Applicable

              c.  Exhibits

                  17.1 Copy of Mr. J.R. Hendrick, III's resignation letter
                       dated March 26, 2002

Item 8.       Change in Fiscal Year.

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              Not Applicable.


Item 9.       Regulation FD Disclosure.

              Not Applicable.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Sense Technologies Inc.

Date:  March 28, 2002

                                          By: /s/ James H. Cotter
                                              ---------------------------------
                                          James H. Cotter
                                          President and Chief Executive Officer